                                                                    EXHIBIT 21.1


                       FIRST INDUSTRIAL REALTY TRUST, INC.
                         SUBSIDIARIES OF THE REGISTRANT


                                                              STATE OF
                                                            INCORPORATION
NAME                                                          FORMATION            REGISTERED NAMES IN FOREIGN JURISDICTIONS
--------------------------------------------------          -------------          -----------------------------------------
First Industrial, L.P.                                         Delaware            First Industrial (Alabama), Limited Partnership
                                                                                   First Industrial (Michigan), Limited Partnership
                                                                                   First Industrial (Minnesota), Limited Partnership
                                                                                   First Industrial (Tennessee), L.P.
                                                                                   First Industrial Limited Partnership

First Industrial Finance Corporation                           Maryland            N/A

First Industrial Financing Partnership, L.P.                   Delaware            First Industrial Financing Partnership,
                                                                                   Limited Partnership
                                                                                   First Industrial Financing Partnership
                                                                                   (Alabama), Limited Partnership
                                                                                   First Industrial Financing Partnership
                                                                                   (Minnesota),
                                                                                   Limited Partnership
                                                                                   First Industrial Financing Partnership
                                                                                   (Wisconsin), Limited Partnership

First Industrial Enterprises of Michigan, Inc.                 Michigan            N/A
 (Formerly Damone/Andrew Enterprises, Inc.)

First Industrial Group of Michigan, Inc.                       Michigan            N/A
 (Formerly Damone/Andrew Enterprises, Inc.)

First Industrial of Michigan, Inc.                             Michigan            N/A
 (Formerly Damone/Andrew Incorporated)

First Industrial Associates of Michigan, Inc.                  Michigan            N/A
 (Formerly Damone/Andrew Associates, Inc.)

First Industrial Construction Company of                       Michigan            N/A
 Michigan, Inc. (Formerly Damone/Andrew
 Construction Company)

FR Acquisitions, Inc.                                          Maryland            FIR Acquisitions, Inc.

First Industrial Pennsylvania Corporation                      Maryland            N/A

First Industrial Pennsylvania, L.P.                            Delaware            N/A

First Industrial Harrisburg Corporation                        Maryland            N/A

First Industrial Harrisburg, L.P.                              Delaware            N/A

First Industrial Securities Corporation                        Maryland            N/A

First Industrial Securities, L.P.                              Delaware            First Industrial Securities, Limited Partnership

First Industrial Mortgage Corporation                          Maryland            N/A

First Industrial Mortgage Partnership, L.P.                    Delaware            First Industrial MP, L.P.

First Industrial Indianapolis Corporation                      Maryland            N/A

First Industrial Indianapolis, L.P.                            Delaware            N/A

FI Development Services Corporation                            Maryland            N/A
 (Formerly First Industrial Development
 Services, Inc.)

First Industrial Development Services, L.P.                    Delaware            N/A
 (Formerly First Industrial Development
 Services Group, L.P.)

FI Development Services Group, L.P.                            Delaware            N/A

FR Development Services, L.L.C.                                Delaware            N/A

FR Development Services, Inc.                                  Maryland            N/A
 (Formerly First Industrial Development
 Services Group, L.P.)

FR Brokerage Services, Inc.                                    Maryland            N/A
 (Formerly First Industrial Colorado, Inc.)

FR Management Services, Inc.                                   Maryland            N/A
 (Formerly Pacifica Commercial Brokerage Group, Inc.)

First Industrial Florida Finance Corporation                   Maryland            N/A

TK-SV, Ltd.                                                    Florida             N/A

First Industrial Telecommunications, L.L.C.                    Delaware            N/A
